                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              ISOMET CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              ISOMET CORPORATION
- -------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

- ----------
* Set forth the amount on which the filing is calculated and state how it was determined.



[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

    ---------------------------------------------------------------------------

Notes:

                              ISOMET CORPORATION
                             5263 Port Royal Road
                            Springfield, VA  22151



Notice of

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

May 23, 1996


  NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Isomet Corporation, a New Jersey Corporation (the "Corporation") will be held at the principal office of the Corporation, 5263 Port Royal Road, Springfield, Virginia, on Thursday, May 23, 1996, at 10:30 a.m., Eastern Standard Time, for the following purposes:

  1. To elect five directors of the Corporation to serve for the term of one year and until their respective successors have been elected and qualified; and

  2. To transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

  Only holders of record shares of Common Stock of the Corporation at the close of business on April 15, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

  All stockholders of the Corporation are invited to attend the annual meeting. Whether or not you plan to attend the Annual Meeting of Stockholders in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return the enclosed Proxy in the envelope to which no postage need be
affixed if mailed in the United States.    Any stockholder who chooses to attend
and vote in person has the power to revoke his proxy at any time before it is used by giving written notice of such revocation to the Secretary of the meeting.

                                              By Order of The Board of Directors



                                              Lee R. Marks
                                              Secretary

April 26, 1996
Springfield, Virginia

                              ISOMET CORPORATION
                             5263 Port Royal Road
                         Springfield, Virginia  22151

                                PROXY STATEMENT

  The enclosed Proxy is being solicited by the Board of Directors of Isomet Corporation (the "Corporation") in connection with Annual Meeting of Stockholders of the Corporation to be held at the main office of the Corporation, on Thursday, May 23, 1996, at 10:30 a.m., Eastern Standard Time, and at any adjournment or adjournments thereof. Only record holders of shares of Common Stock, $1.00 par value ("Common Stock") of the Corporation at the close of business on April 15, 1996 will be entitled to notice of any to vote at the Annual Meeting or any adjournments of such meeting. On that date there were 1,905,590 shares of Common Stock outstanding and entitled to vote at the meeting.

  Any stockholder who executes and returns the enclosed form of proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Corporation or by voting in person at the meeting. Unless so revoked, the shares represented by the proxy will be voted in accordance with the instructions specified therein at the Annual Meeting, if the proxy is properly executed and is received in time for voting. If no instructions are specified, the shares represented by the Proxy will be voted FOR all of the matters described herein.

  All expenses attributable to this solicitation will be borne by the Corporation. Further solicitation of Proxies may be made by telephone or in person by officers, directors and regular employees of the Corporation.


  The Corporation's Annual Report for the fiscal year ended December 31, 1995, is transmitted herewith. None of the statements or information in said Annual Report is intended or shall be construed to be part of the proxy soliciting material of the Corporation.

  The approximate mailing date of this Proxy Statement and accompanying form of Proxy is April 26, 1996.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

  Stockholders are entitled to one vote for each share of Common Stock.
However, in the election of directors, a stockholder has the right to cumulate his shares by giving one candidate as many votes as shall equal the number of directors to be elected, multiplied by the total number of shares, or to distribute them, on the same principle, among any number of candidates as the stockholder wishes. There are no prerequisites to the exercise of these cumulative voting rights. Persons named as proxies intend to cast votes equally among the five nominees for directors, but they reserve the right to cumulate and cast votes for less than all nominees or to distribute the votes among nominees at their discretion.

  The following table sets forth as of February 29, 1996 the number of shares and percentage of outstanding Common Stock owned by (i) each person known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Stock, (ii) each director and director nominee who owns Common Stock, and (iii) all directors and officers of the Corporation as a group. The address for the directors and officers is the same as the Corporation's address unless otherwise indicated.



                                             COMMON STOCK
                                             ------------
    NAME OF                        AMOUNT AND NATURE         PERCENT
BENEFICIAL OWNER                OF BENEFICIAL OWNERSHIP/1/  OF CLASS/2/
- ----------------                ------------------------    ---------

  Leon Bademian                          16,050/3/             .84
  Officer, Director
  and Nominee

  Jerry W. Rayburn                       15,000/4/             .78
  Officer, Director
  and Nominee

  Lee R. Marks                            2,333                .12
  Officer, Director
  and Nominee

  Thomas P. Meloy                       131,103               6.88
  Director and Nominee
  413 Jefferson Street
  Morgantown, WV  26505

  Henry Zenzie                          538,088/5/           28.24
  Officer, Director
  and Nominee

  All directors and officers
  as a group (8 persons)                719,174              36.95

/1/ Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

/2/ Calculated on the basis of 1,905,590 shares of Common Stock outstanding at April 15, 1996, plus, in the case of the individual option holder, additional shares of Common Stock deemed to be outstanding because such shares may be acquired within 60 days of that date through the exercise of outstanding options.

/3/ Includes 15,000 shares that Mr. Bademian has an option to acquire within 60 days of April 15, 1996.

/4/ Includes 15,000 shares that Mr. Rayburn has an option to acquire within 60 days of April 15, 1996.

/5/ Includes 93,060 shares as to which Mr. Zenzie, as Nominee under certain
    Nominee and Option Agreements dated as of March 9, 1993, shares investment power for a maximum term of ten (10) years, but holds no voting powers hereto. Pursuant to these agreements, Mr. Zenzie also has an option to immediately acquire 18,612 of such shares.

                             ELECTION OF DIRECTORS

  At the annual meeting of stockholders five (5) directors are to be elected to hold office until the next annual meeting or until their successors are elected and qualified. Should the nominees be unable to serve or refuse to serve as directors (an event that Management does not anticipate), proxies solicited hereunder will be voted for substituted nominees.

  The enclosed form of proxy provides a means for a stockholder to vote for one or more of the proposed nominees, or to withhold authority to vote for all of such proposed nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder executes and returns a proxy, but does not specify otherwise, the shares represented by such stockholder's proxy will be voted FOR each of the proposed nominees listed therein or should any one or more of such proposed nominees become unavailable, for another nominee or other nominees to be selected by the Board of Directors.

  THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES IDENTIFIED BELOW.

Identification of Directors and Nominees for Directors

  The following table sets forth certain information regarding each director and nominee.


                                          POSITION WITH        DIRECTOR
NOMINEE                   AGE            THE CORPORATION        SINCE
- -------                   ---            ---------------        -----

  Leon Bademian            64        Executive Vice President      1981
                                      Operations and Director
  Lee R. Marks             60        Secretary, Director           1987
  Thomas P. Meloy          70        Director                      1977
  Jerry W. Rayburn         55        Executive Vice President      1977
                                      Finance, Treasurer and
                                      Director
  Henry Zenzie             66        President, Director           1968

Business Experience

  The principal occupation of each director and nominee for the last five years and directorships held by each such person is as follows:

  Leon Bademian is Executive Vice President, Operations and Technical Director of the Corporation.

  Lee R. Marks is a member of the law firm of Ginsburg, Feldman and Bress, Chartered. He is also Secretary of the Corporation.

  Thomas P. Meloy, Ph.D. is Benedum Professor, West Virginia University.

  Jerry W. Rayburn is Executive Vice President, Finance and Treasurer of the Corporation.

  Henry Zenzie is President of the Corporation. He is also a private investor in Henry Zenzie & Company, Princeton, New Jersey. Prior to joining the Corporation as President in 1981, Mr. Zenzie was Senior Vice President of Prescott, Ball and Turben, New York, New York from 1978.

                             Family Relationships

  There are no family relationships between any director, executive officer or director nominee.

                Certain Relationships and Related Transactions

  The law firm of Ginsburg, Feldman and Bress, Chartered, of which Lee R. Marks, a Director and Nominee Director of the Corporation, is a member, received fees in fiscal 1995 for legal services rendered to the Corporation. It is anticipated that Ginsburg, Feldman and Bress will continue to provide legal services to the Corporation, to be billed at the law firm's usual hourly rates, in 1996.

               Meetings and Committees of the Board of Directors

  The Board of Directors held two meetings in the fiscal year ended December 31, 1995. These meetings were attended by all of the Directors.

  The Board of Directors has no standing audit, nominating, compensation or similar committee.

                            EXECUTIVE COMPENSATION

(a) The following information is furnished with respect to the President of the Corporation and the other five executive officers of the Corporation. The executive officers of the Corporation are the highest paid employees of the Corporation for the fiscal year ended December 31, 1995.

                        (b) Summary Compensation Table


                                                              Long Term Compensation
                                       Annual Compensation          Awards            Payouts
(a)                (b)      (c)      (d)          (e)         (f)          (g)          (h)             (i)
                                                Other
Name                                           Annual    Restricted    Securities                       All
and                                            Compen-     Stock       Underlying       LTIP           Other
Principal                Salary     Bonus      sation     Award(s)      Options/       Payouts         Comp.
Position          Year    ($)       ($)(1)      ($)       SARs (#)        ($)            ($)            ($)
- -------------     ----   -------   -------     -------   ----------     ---------      -------        ------
Henry Zenzie      1995    76,588      -0-         -0-          -0-          -0-          -0-           -0-
President         1994    76,588      -0-         -0-          -0-          -0-          -0-           -0-
                  1993    78,177      -0-         -0-          -0-          -0-          -0-           -0-

Jerry Rayburn     1995   124,048    2,481         -0-          -0-          -0-          -0-           -0-
Executive Vice    1994   124,048    2,481         -0-          -0-          -0-          -0-           -0-
President of      1993   132,264    2,645         -0-          -0-       15,000          -0-           -0-
Finance and
Treasurer

Leon Bademian     1995   124,048    2,481         -0-          -0-          -0-          -0-           -0-
Executive Vice    1994   124,048    2,481         -0-          -0-          -0-          -0-           -0-
President of      1993   132,264    2,645         -0-          -0-       15,000          -0-           -0-
Operations

Robert Bonner     1995    73,853    1,477         -0-          -0-          -0-          -0-           -0-
Vice President    1994    73,853    1,477         -0-          -0-          -0-          -0-           -0-
                  1993    76,934    1,539         -0-          -0-        3,500          -0-           -0-

Frank Hamby       1995    73,853      739         -0-          -0-          -0-          -0-           -0-
Vice President    1994    73,853      730         -0-          -0-          -0-          -0-           -0-
                  1993    76,934    1,539         -0-          -0-        3,500          -0-           -0-

Delmar Rader      1995    73,853    1,477         -0-          -0-          -0-          -0-           -0-
Vice President    1994    73,853    1,477         -0-          -0-          -0-          -0-           -0-
                  1993    76,934    1,539         -0-          -0-        3,500          -0-           -0-

(1)  This amount represents Corporation's annual contributions to 401(k) plan.

(c) Option/SAR Grants in Last Fiscal Year Table

There were no option/SAR grants in the last fiscal year.

            (d) Aggregated Option/SAR Exercises in Last Fiscal Year
                  and Fiscal Year End Option/SAR Value Table




(a)                   (b)              (c)           (d)                (e)
                                                    Number of
                                                   Securities         Value of
                                                   Underlying        Unexercised
                                                   Unexercised       In-the-Money
                                                   Options/SAR's     Options/SARs
                                                   at FY-End (#)     at FY-End($)(1)

                   Shares Acquired     Value      Exercisable/       Exercisable/
Name                 on Exercise      Realized     Unexercisable      Unexercisable
                        (#)             ($)
- -----------------  ---------------   --------     ----------------    -------------
Henry Zenzie             -0-            -0-          ---/30,000(2)       ---/18,900

Jerry W. Rayburn         -0-            -0-       15,000/30,000(2)    12,900/18,900

Leon Bademian            -0-            -0-       15,000/30,000(2)    12,900/18,900

Robert Bonner            -0-            -0-           3,500/---           3,010/---

Frank Hamby              -0-            -0-           3,500/---           3,010/---

Delmar R. Rader          -0-            -0-           3,500/---           3,010/---


  (1) Closing price on December 31, 1995 was above the exercise price for both exercisable and unexercisable option shares.

  (2) 30,000 of these option shares may be exercised in whole or in part at any time only (i) following the death of the director, or (ii) if the director ceases for any reason to be a member of the Corporation's Board of Directors, or (iii) if the Corporation's Board of Directors for good cause permits such exercise; or (iv) there is a change of ownership or effective control in the Corporation within the meaning of Section 280G of the United States Internal Revenue Code.

(e)  Long-Term Incentive Plans - Awards in Last Fiscal Year

     None.  The Corporation does not maintain  any long-term incentive plan.

(f)  Defined Benefit or Actuarial Plan Disclosure - Pension Plan Table

     Not applicable.

(g)  Compensation of Directors

     Standard Arrangements:  The Corporation does not pay director's fees.

     Other Arrangements: On January 11, 1993, the Board of Directors approved the grant of incentive stock options under the 1992 Isomet Corporation Incentive Stock Option Plan to certain employees of the Corporation. The officers receiving such options under this grant were as follows: (i) Leon Bademian, 15,000 option shares; (ii) Jerry W. Rayburn, 15,000 option shares; (iii) Frank Hamby, 3,500 option shares; (iv) Robert Bonner, 3,500 option shares; and (v) Delmar R. Rader, 3,500 option shares. The option exercise price for these qualified shares is $1.52 per share (the fair market value of the shares on the date of grant). The options expire on January 12, 2003 and are exercisable according to the following formula:
     33 1/3% of the shares may be exercised on January 12, 1994 66 2/3% of the shares may be exercised on January 12, 1995; and 100% of the shares may be exercised on January 12, 1996.

(h) Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     Employment Contracts:  None.  The Corporation has no employment contracts.

     Termination of Employment Arrangement: Effective as of June 1, 1994, the Corporation entered into severance agreements, identical in their terms and conditions, with two of its executive vice presidents, Leon Bademian and Jerry W. Rayburn. The terms of each severance agreement provide that in the event the Corporation terminates the executive's employment with the Corporation for any reason, the executive shall be entitled to receive severance pay equal to twelve months' compensation based upon his then annual base salary only (i.e., exclusive of any bonus or other compensation), but in no event shall the severance pay be less than the total amount of $123,573, his annual base salary in effect as of the effective date of the severance agreement(s). Based upon the foregoing, the executive will not be entitled to severance in the event he voluntarily terminates his employment with the Corporation (which by way of illustration, but not limitation, includes death, disability, retirement or resignation). The severance agreements provide that the severance pay shall be paid in twelve equal monthly installments commencing one month after the Corporation terminates the executive's employment with the Corporation, provided, however, that the Corporation can within it's sole discretion prepay all or any part of such severance pay. The severance agreements also contain covenants restricting each executive from engaging in competing businesses or certain conduct with the Corporation's vendors; requiring the executive to return all Corporation owned materials and equipment; prohibiting the disclosure of confidential information of the Corporation; and requiring the executive to assist the Corporation in acquiring intellectual prooperty rights in any invention the executive may have made or conceived while employed by the Corporation. The severance agreements also provide for injunctive relief as well as other remedies for breach.

     Change-in-Control Arrangements: On June 2, 1988, the Corporation's Board of Directors approved the grant of non-qualified stock options to purchase common stock to certain officers and directors of the Corporation as ofllows: (i) Henry Zenzie, 30,000 option shares; (ii) Leon Bademian, 30,000 option shares; (iii) Jerry W. Rayburn, 30,000 option shares; and (iv) Lee Marks, 7,500 option shares. The exercise price for all options granted was $1.75 per share. These non-qualified stock option shares terminate ten years from the date of grant and may be exercised in whole or in part at any time only (i) following the death of the director, or (ii) if the director ceases for any reason to be a member of the Corporation's Board of Directors, or (iii) if the Corporation's Board of Directors for good cause permits such exercise, or (iv) there is a change of ownership or effective control in the Corporation within the meaning of Section 280G of the United States Internal Revenue Code.

(i)  Report on Repricing of Options/SARs

     None. The Corporation did not adjust or amend the exercise price of stock options or SARs previously awarded to any of the named executive officers during the last fiscal year.

(j) Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     In 1995, four of the Corporation's directors participated in deliberations and decisions regarding executive officer compensation. They were Mr. Zenzie, Mr. Bademian, Mr. Rayburn and Mr. Marks.

(k)  Board Compensation Committee Report on Executive Compensation

     Not applicable.

(l)  Performance Graph

     Not applicable.

                             INDEPENDENT ACCOUNTS

  The Board of Directors has responsibility for selecting its independent auditors and engaged the firm of Pannell Kerr Forster, Certified Public Accountants, for the current calendar year. The Corporation has requested that a representative of Pannell Kerr Forster be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he desires to do so and is expected to be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

  Any stockholders wishing to submit a proposal for action at the 1997 Annual Meeting of Stockholders, pursuant to and in accordance with the requirement of Securities and Exchange Commission Regulation 240.14a-8, must present the proposal in writing to the Corporation no later than January 3, 1997.

                                 OTHER MATTERS

  At the date of this Proxy Statement the Corporation does not know of any business to be presented for consideration at the Annual Meeting other than stated in the Notice of such meeting. It is intended, however, that the persons authorized under management proxies may, in the absence of instruction to the contrary, vote or act in accordance with their best judgement with respect ot any other proposal presented for action at such meeting.

                            REPORTS TO STOCKHOLDERS

  A copy of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1995, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request therefor to Jerry W. Rayburn, Executive Vice President, Finance, Isomet Corporation, 5263 Port Royal Road, Springfield, Virginia 22151.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Lee R. Marks
                                        Secretary

April 26, 1996
Springfield, Virginia

PROXY

                              ISOMET CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Lee R. Marks and Jerry W. Rayburn as Proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereon all the shares of common stock of Isomet Corporation held on record by the undersigned on April 15, 1996, at the annual meeting of shareholders to be held on Thursday, May 23, 1996, or any adjournment thereof.

                          (Continued on reverse side)







                             FOLD AND DETACH HERE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE        Please mark
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.        your vote as  [X]
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR         indicated in
PROPOSAL 1.                                                   this example.


  1 ELECTION OF DIRECTORS       Leon Bademian, Lee R. Marks, Thomas P. Meloy,
                                Jerry W. Rayburn and Henry Zenzie

 FOR all nominees   WITHHOLD    (INSTRUCTION: To withhold authority to vote for
listed to the       AUTHORITY    any individual nominee, write that nominee's
right (except as    to vote      name on the line provided below.)
marked to the       for all
contrary)           nominees
                    listed to
                    the right

      [_]              [_]      ----------------------------------------------


                                 PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
 2 In their discretion the
   Proxies are authorized to     ---------------------------------------------
   vote upon such other
   business as may properly      ---------------------------------------------
   come before the meeting.                     Signature

                                 Dated: _________________________________ 1996
                                 When shares are held by tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                 ---------------------------------------------
                                          Signature if held jointly

                                 Dated: __________________________________ 1996
                                 PLEASE SIGN, DATE, AND RETURN THE PROXY CARD
                                 PROMPTLY USING THE ENCLOSED ENVELOPE.


                            FOLD AND DETACH HERE